                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported): April 16, 2003

                                AUTOCARBON, INC.
                                ----------------
               (Exact name of registrant as specified in charter)

         Delaware                  005-78248                     33-0976805
         --------                  ---------                     ----------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

      136-M Tenth Street, Ramona California                       92065
      -------------------------------------                       -----
     (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (619) 895-5089
                                                           --------------

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

See Item 2. below.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 3, 2003, Autocarbon, Inc. (the "Company") entered into a Share Exchange Agreement with Autocarbon Limited, an United Kingdom registered company, pursuant to which the Company has agreed to purchase all of the issued and outstanding capital stock of Autocarbon Limited in exchange for an aggregate of 9,447,160 shares of common stock of the Company. The Share Exchange Agreement contemplated that the closing of the Share Exchange Agreement would take place on or about January 20, 2003. As a condition to the completion of the Share Exchange Agreement, Autocarbon Limited agreed to provide the Company with historical financial statements audited in accordance with US GAAP (the "Financial Statements"). On February 20, 2003, the Financial Statements had not yet been provided and as a result both parties agree to amend the Share Exchange Agreement to provide that the closing of the Share Exchange Agreement shall occur upon receipt by the Company of the Financial Statements. On April 16, 2003, Autocarbon Limited delivered to the Company the Financial Statements and the Share Exchange Agreement was closed on the same date.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) The Company acquired Autocarbon Limited on April 16, 2003. The audited financial statements of Autocarbon Limited for the period from October 22, 2002 to December 31, 2002 as filed herein as Addendum I include the following:

                  o        Report of Independent Accountant;
                  o        Balance Sheet as of December 31, 2002;
                  o Statement of Operations for the period October 22, 2002 (inception) to December 31, 2002;
                  o Statement of Stockholders' Equity for the period October 22, 2002 (inception) to December 31, 2002;
                  o Statement of Cash Flows for the period October 22, 2002 (inception) to December 31, 2002; and
                  o        Notes to Financial Statements.

(b) Proforma Financial Information filed as Addendum II are as follows:

                  o        Pro Forma Balance Sheet (Unaudited) as of December
                           31, 2002;
                  o Pro Forma Statement (Unaudited) of Operations for the period ended December 31, 2002; and
                  o Pro Forma Statement (Unaudited) of Operations for the period ended March 31, 2002.

(c) Exhibits.

         10.1 Form of Share Exchange Agreement entered by and between Autocarbon, Inc., Autocarbon Limited. and the Shareholders of Autocarbon Limited made as of the 3rd day of January, 2003. (previously filed)

         10.2 Amendment to the Share Exchange Agreement entered by and between Autocarbon, Inc., Autocarbon Limited. and the Shareholders of Autocarbon Limited made as of the 20th day February, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUTOCARBON, INC.

Date:  April 18, 2003                      /s/ James Miller
                                           -------------------------------------
                                           James Miller, Chief Executive Officer

APPENDIX 1

                               AUTOCARBON LIMITED
                          (A Development Stage Company)

                                     AUDITED
                              FINANCIAL STATEMENTS

                         For The Period October 22, 2002
                    (Date of Inception) to December 31, 2002

AUTOCARBON LIMITED

TABLE OF CONTENTS

                                                                            PAGE

REPORT OF INDEPENDENT ACCOUNTANT                                             1

FINANCIAL STATEMENTS

         Balance Sheet as of December 31, 2002                               2
         Statement of Operations for the period
              October 22, 2002 (inception) to December 31, 2002              3
         Statement of Stockholders' Equity for the period
              October 22, 2002 (inception) to December 31, 2002              4
         Statement of Cash Flows for the period
              October 22, 2002 (inception) to December 31, 2002              5
         Notes to Financial Statements                                      6-9

                                                                    HLB AV audit

                               Autocarbon Limited
                              Financial Statements
                             As At 31 December 2002
                        Report of Independent Accountants
                                    US Format


To the Board of Directors and Stockholders
     Autocarbon Limited

We have audited the accompanying balance sheet of Autocarbon Limited (a development stage company) as of December 31, 2002 and the related statements of operations, stockholders' equity and cash flows for the period from October 22, 2002 (date of inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the restated financial statements referred to above present fairly, in all material respects, the financial position of Autocarbon Limited (a development stage company) as of December 31, 2002 and the results of its operations and its cash flows for the period from October 22, 2002 (date of inception) to December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from inception that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ HLB AV Audit plc                                   15 April 2003
HLB AV Audit plc
Crown House
37-41 Prince Street
Bristol
BS1 4PS

AUTOCARBON LIMITED
(A Development Stage Company)
BALANCE SHEET
DECEMBER 31, 2002

ASSETS

Current Assets
        Cash and Cash Equivalents                                      $      2

Fixed Assets                                                                 --
                                                                       ---------

TOTAL ASSETS                                                           $      2
                                                                       =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
        Accounts Payable                                               $ 16,095

STOCKHOLDERS' EQUITY
        Common Stock,(pound)1 par value,
              10,000,000 shares authorized,
               1 issued and outstanding                                $      2
        Additional  Paid-in Capital                                          --
        Deficit Accumulated During the Development Stage                (15,750)
        Accumulated Other Comprehensive Income (Loss)                      (345)
                                                                       ---------

              Total Stockholders' Equity                                (16,093)
                                                                       ---------

                                                                       $      2
                                                                       =========

                 See accompanying notes to financial statements

AUTOCARBON LIMITED
(A Development Stage Company)
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 22, 2002  (DATE OF INCEPTION)
TO DECEMBER 31, 2002

Revenues                                                               $     --

General and Administrative Expenses                                      15,750
                                                                       ---------

Loss Before Provision for
        Income Taxes                                                    (15,750)

Income Tax Expense                                                           --
                                                                       ---------

Net Loss                                                               $(15,750)
                                                                       =========

Loss Per Share
        Basic                                                          $(15,750)
                                                                       =========

Weighted Average Number of Shares Outstanding                                 1
                                                                       =========

                 See accompanying notes to financial statements


AUTOCARBON LIMITED
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' EQUITY

                                                                             Accumulated
                                                                               Deficit      Accumulated
                                                              Additional     During the        Other
                                       Common Stock             Paid-In      Development   Comprehensive
                                   Shares         Amount        Capital         Stage       Income (Loss)       Total
                               -------------  -------------  -------------  -------------   -------------   -------------
                                              $         --   $         --   $         --    $         --    $         --

Common stock issued
    at inception                          1              2             --             --              --               2

Foreign Currency
    Translation Adjustment               --             --             --             --            (345)           (345)

Net loss                                 --             --             --        (15,750)             --         (15,750)
                               -------------  -------------  -------------  -------------   -------------   -------------

Balance at December 31, 2002              1   $          2   $          0   $    (15,750)   $       (345)   $    (16,093)
                               ============   ============   ============   ============    ============    ============


                 See accompanying notes to financial statements

AUTOCARBON LIMITED
(A Development Stage Company)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM OCTOBER 22, 2002  (DATE OF INCEPTION)
TO DECEMBER  31, 2002

Cash Flows from Operating Activities:

        Net Loss                                                       $(15,750)

        Adjustments to reconcile net loss to cash
              used in operating activities
              Other Non-Cash Items                                          345

                                                                       ---------

                                                                        (16,095)

        Changes in Assets and Liabilities
              Accounts Payable                                           16,095
                                                                       ---------

              Net Cash Used in Operating Activities                          --
                                                                       ---------

Cash Flows from Investing Activities                                         --
                                                                       ---------

              Net Cash Used in Investing Activities                          --
                                                                       ---------

Cash Flows from Financing Activities
        Proceeds from issuance of common stock                                2
                                                                       ---------

              Net Cash Provided by Financing Activities                       2
                                                                       ---------

Net increase in cash                                                          2

Cash at beginning of period                                                  --
                                                                       ---------

Cash at end of period                                                  $      2
                                                                       =========

        NON - CASH FINANCING ACTIVITY:
              Issuance of common stock for services rendered           $     --
                                                                       =========

                 See accompanying notes to financial statements

                               AUTOCARBON LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 1: ORGANIZATION, BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------

         ORGANIZATION

         Autocarbon Limited (the "Company") was incorporated on October 22, 2002 under the laws of the United Kingdom.

         BUSINESS

         After the period covered by these financial statements, on January 3, 2003, the Company entered into three agreements to enable it to embark on a business to manufacture and distribute carbon fiber products for the automotive and other industries. A summary of these agreements is set out in Note 3 below.

         Through December 31, 2002, the company has been engaged primarily in preparing for and securing the above agreements. During this period, and while investment capital is being raised and the anticipated business being established, the Company is in the development stage. This stage is characterized by significant expenditures for the design and development of the Company's products and manufacturing process. Once the Company's planned principal operations commence, its focus will be on the manufacturing and marketing of its technology and the continued research and development of new products.

                               AUTOCARBON LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 1: ORGANIZATION, BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
-----------------------------------------------------------------------------

         GOING CONCERN CONSIDERATIONS

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has at the date of these financial statements no operating history nor any revenues or earnings from operations. Autocarbon Inc., which will become the holding company as a result of the transactions described in
         Note 3, is currently in the process of raising additional equity capital through a private placement of equity securities. The proceeds of this will be used to finance Autocarbon Limited. Additionally, management expects revenues to begin. These activities are expected to provide the working capital the company needs to expand and become profitable.

         FINANCIAL STATEMENTS

         These financial statements are not a set of statutory accounts of Autocarbon Limited for the period ended 31 December 2002, within the meaning of section 240 of the Companies Act 1985 of Great Britain.

         SIGNIFICANT ACCOUNTING POLICIES

         FOREIGN CURRENCIES - These financial statements have been translated into US dollars although the underlying transactions are in British pounds, which have been treated as the functional currency for purposes of the financial statements. Results of operations and cashflows are translated at average rates during the period, and assets and liabilities are translated at end-of-period exchange rates. Translation adjustments are included as a separate component of accumulated other comprehensive income (loss) in Stockholders' Equity.

         USE OF ESTIMATES IN FINANCIAL STATEMENTS - Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenue and expenses. Actual results could vary from the estimates that were used.

                               AUTOCARBON LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

         CASH AND CASH EQUIVALENTS - For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and equivalents in the accompanying balance sheet.

         INCOME TAXES - Any provision (benefit) for income taxes is computed based on the loss before income tax included in the Statement of Operations. The asset and liability approach is used to recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. At present the Company has a benefit due to a net tax loss carry forward. The benefit has been fully reserved due to the uncertainty of its use. The company has a tax net operating loss of (pound)10,000 ($16,095 at the period end rate of exchange), which may be carried over and utilized against taxable income of future years.

         EARNINGS PER COMMON SHARE - Basic earnings per share are computed using the weighted average number of shares outstanding during the year. Basic earnings per share also exclude any dilutive effects of options, warrants and convertible securities. Diluted net loss per share does not include options, warrants or convertible securities, as they would be anti-dilutive.

                               AUTOCARBON LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 2: STOCKHOLDERS' EQUITY
----------------------------

                  Authorized Stock
                  ----------------

         The Company is authorized to issue 10,000,000 shares of common stock with a par value of (pound)1 per share.

                  Issue of Stock
                  --------------

         On incorporation the company issued one share at a par value of (pound)1.

NOTE 3: SUBSEQUENT EVENTS
-------------------------

         On January 3, 2003 the company issued 891,999 shares of common stock to 3LP Assets at a total value of (pound)1,486,999 to acquire a series of assets, know-how and a license to utilize certain processes, which will be used to start a business to manufacture and distribute composite automotive products.

         On the same day the company issued 52,716 shares of common stock to the shareholders of Poly X Limited ("Poly X"), at a total value of (pound)87,863, in exchange for the entire issued share capital of Poly
         X. Poly X possesses worldwide exclusive licenses for the production of automotive, marine and aeronautical products made from renewable, environmentally safe and recyclable vegetable and fish oil based plastics. These products are synergistic to advanced composites development therefore to the principal business envisaged by the company.

         The company also entered into a Share Exchange Agreement with Autocarbon Inc., a company incorporated in the state of Delaware, whereby Autocarbon Inc agreed to purchase the entire issued share capital of the company in exchange for an issue of 9,447,160 shares in Autocarbon Inc.

APPENDIX II

     PRO FORMA FINANCIAL DATA

The following unaudited pro forma balance sheet has been derived from the unaudited balance sheet of AUTOCARBON, INC. the "Company") at December 31, 2002 and the audited balance sheet of AUTOCARBON LIMITED.(a Great Britain Company) (Autocarbon Ltd) at December 31, 2002, and gives the effect to the exchange of newly issued stock by the Company for all outstanding shares of Autocarbon Ltd as if the transaction occurred on December 31, 2002. The transaction has been accounted for as a reverse acquisition where Autocarbon Ltd is the acquirer with purchase accounting being applied for the business combination. The original stockholders of Autocarbon Ltd will receive 98 percent of the stock of the combined entities. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the transaction had been consummated at December 31, 2002. The pro forma balance sheet should be read in conjunction with the Company's financial statements, related notes thereto contained elsewhere in this filing and financial statements contained in the 1934 Act filings on Forms 10-KSB and 10-QSB.

                                                AUTOCARBON,
                                                    INC.       AUTOCARBON
                                                (UNAUDITED)      LIMITED
                                                DECEMBER 31,   DECEMBER 31,    PRO FORMA
                                                    2002           2002       ADJUSTMENTS         PRO FORMA
                                                ------------   ------------   ------------       ------------
CURRENT ASSETS                                  $        --    $         2    $        --        $         2

INVESTMENT IN SUBSIDIARY                                 --             --            945  c     $        --
                                                                                     (945) d

                                                                                  141,452  b
OTHER ASSETS                                         50,284             --      2,393,935  a       2,585,671
                                                ------------   ------------   ------------       ------------

      TOTAL ASSETS                              $    50,284    $         2    $ 2,535,387        $ 2,585,673
                                                ============   ============   ============       ============

CURRENT LIABILITIES                             $   154,821    $    16,095    $        --        $   170,916

LONG-TERM LIABILITIES                                    --             --             --                 --
                                                ------------   ------------   ------------       ------------

            TOTAL LIABILITIES                       154,821         16,095             --            170,916
                                                ------------   ------------   ------------       ------------

STOCKHOLDERS' EQUITY
      Common stock                                       23              2      1,436,038  a             968
                                                                                   84,868  b
                                                                                      945  c
                                                                               (1,520,908) d

      Additional paid-in capital                    848,527             --        957,897  a       2,429,884
                                                                                   56,584  b
                                                                                1,520,908  d
                                                                                 (953,087) d
                                                                                     (945) d

      Stock subscription receivable                      --             --
      Retained earnings (accumulated deficit)      (953,087)       (15,750)       953,087  d         (15,750)
      Accumulated other comprehensive (loss)                          (345)                             (345)
                                                ------------   ------------   ------------       ------------

           Total Stockholders' Equity              (104,537)       (16,093)     2,535,387         2,414,757
                                                ------------   ------------   ------------       ------------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                          $    50,284    $         2    $ 2,535,387        $ 2,585,673
                                                ============   ============   ============       ============


                            PRO FORMA FINANCIAL DATA

FOOTNOTES

a To record the issuance of 891,999 shares of Autocarbon Ltd to acquire a series of tangible and intangible assets of 3LP. The fair value of the value of the assets acquired was estimated to be 1,487,000 United Kingdom Pounds (GBP) converted into US dollars (USD) at the exchange rate in effect at December 31, 2002 of 1.60991USD to one GBP, resulting in an value of 2,393,935 USD. December 31, 2002 of 1.60991USD to one United Kin

b To record the issuance of 52,716 shares of Autocarbon Ltd to acquire 100% of the outstanding stock of Poly X. The fair value of the net assets acquired was estimated to be 87,863 United Kingdom Pounds (GBP) converted into US dollars (USD) at the exchange rate in effect at December 31, 2002 of 1.60991USD to one GBP, resulting in an value of 84,868 USD.

c To record the issuance of 9,447,160 shares (par value $.0001) of Autocarbon, Inc. in exchange for 100% of the outstanding stock of Autocarbon Ltd

d To record the consolidation of Autocarbon, Inc. and Autocarbon Ltd, recognizing the transaction as a reverse merger, in that subsequent to the transaction the original shareholders of Autocarbon Ltd interests will represent approximately 98% of the outstanding stock of the combined entities. No change in carrying value of net assets is recognized in that both companies have insignificant activities to date.

                            PRO FORMA FINANCIAL DATA

The following unaudited pro forma statement of operations has been derived from the unaudited statement of operations of Autocarbon, Inc.(the "Company") for the period ended December 31, 2002 and the statement of operations for Autocarbon Limited (Autocarbon, Ltd) for the period ended December 31, 2002, and gives the effect to the exchange of newly issued stock by the Company for all outstanding shares of Autocarbon Ltd as if the transaction occurred as of the beginning of the period. The original stockholders of Autocarbon, Ltd received 98 percent of the stock of the Company. The pro forma statement of operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the transaction had been consummated at April 1, 2002. The pro forma statement of operations should be read in conjunction with Company's financial statements and related notes thereto contained elsewhere in this form 8-K and the most recently filed forms 10-KSB and 10-QSB.


                                               AUTOCARBON, LTD
                                             FOR THE PERIOD FROM
                                                 OCTOBER 22,
                                                   2002
                                AUTOCARBON, INC. (DATE OF
                                  NINE MONTHS    INCEPTION)
                                     ENDED          TO
                                  DECEMBER 31,   DECEMBER 31,    PRO FORMA
                                      2002          2002        ADJUSTMENTS      PRO FORMA
                                  ------------   ------------   ------------   ------------
REVENUES                          $   110,154    $        --    $        --    $   110,154
                                  ------------   ------------   ------------   ------------

GENERAL AND ADMINISTRATIVE            191,520         15,750         90,000 a      297,270
                                  ------------   ------------   ------------   ------------

              NET LOSS FROM
                   OPERATIONS         (81,366)       (15,750)       (90,000)      (187,116)

INCOME TAX EXPENSE                         --             --             --
                                  ------------   ------------   ------------   ------------

NET LOSS                          $   (81,366)   $   (15,750)   $   (90,000)   $  (187,116)
                                  ============   ============   ============   ============

LOSS PER SHARE
        Basic and fully diluted   $     (0.38)   $(15,750.00)   $     (0.01)   $     (0.02)
                                  ============   ============   ============   ============

AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING
        Basic                         212,564   a          1      9,447,160 *    9,679,724
                                  ============   ============   ============   ============


* As a result of the stock exchange transaction between the Company and Autocarbon Ltd., where the stockholders of Autocarbon Ltd received approximately 98 percent of the Company's common stock, in exchange for all of the outstanding stock of Autocarbon Ltd.

a      Adjusted for one for fifty reverse stock split

b To record estimated depreciation and amortization on other assets Autocarbon Ltd acquired

                            PRO FORMA FINANCIAL DATA

The following unaudited pro forma statement of operations has been derived from the statement of operations of Autocarbon, Inc.(the "Company") for the peiod ended March 31, 2002 and the statement of operations for Autocarbon Limited (Autocarbon, Ltd) for the period ended December 31, 2002, and gives the effect to the exchange of newly issued stock by the Company for all outstanding shares of Autocarbon Ltd as if the transaction occurred as of the beginning of the period. The original stockholders of Autocarbon, Ltd received 98 percent of the stock of the Company. The pro forma statement of operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the transaction had been consummated at June 26, 2001. The pro forma statement of operations should be read in conjunction with Company's financial statements and related notes thereto contained elsewhere in this form 8-K and the most recently filed 10-KSB and 10-QSB.


                                               AUTOCARBON, LTD
                                               FOR THE PERIOD
                                AUTOCARBON, INC.   FROM
                                 INC. FOR THE   OCTOBER 22,
                                  PERIOD FROM       2002
                                 JUNE 26, 2001   (DATE OF
                                    (DATE OF     INCEPTION)
                                   INCEPTION)       TO
                                  TO MARCH 31,   DECEMBER 31,    PRO FORMA
                                      2002          2002        ADJUSTMENTS      PRO FORMA
                                  ------------   ------------   ------------   ------------

REVENUES                          $    10,524    $        --    $        --    $    10,524
                                  ------------   ------------   ------------   ------------

GENERAL AND ADMINISTRATIVE            436,456         15,750        120,000  a     572,206
                                  ------------   ------------   ------------   ------------

              NET LOSS FROM
                   OPERATIONS        (425,932)       (15,750)      (120,000)      (561,682)

INCOME TAX EXPENSE                         --             --             --
                                  ------------   ------------   ------------   ------------

NET LOSS                          $  (425,932)   $   (15,750)   $  (120,000)   $  (561,682)
                                  ============   ============   ============   ============

LOSS PER SHARE
        Basic and fully diluted   $     (2.06)   $   (15,750)   $     (0.01)   $     (0.06)
                                  ============   ============   ============   ============

AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING
        Basic                         206,924   a          1      9,447,160 *    9,679,724
                                  ============   ============   ============   ============


* As a result of the stock exchange transaction between the Company and Autocarbon Ltd., where the stockholders of Autocarbon Ltd received approximately 98 percent of the Company's common stock, in exchange for all of the outstanding stock of Autocarbon Ltd.

a      Adjusted for one for fifty reverse stock split

b To record estimated depreciation and amortization on other assets Autocarbon Ltd acquired